Form 3
3/21

Exhibit

10.2
FORM

OF
2021

SPECIAL

PANDEMIC

RECOGNITION

AWARD

RESTRICTED

STOCK

UNIT

AGREEMENT
PURSUANT

TO

THE

HENRY

SCHEIN,

INC.

2020

STOCK

INCENTIVE

PLAN

(AS

AMENDED

AND

RESTATED

EFFECTIVE

AS

OF

MAY

21,

2020)

THIS AGREEMENT (the “Agreement”) is made as of [Grant

Date] (the “Grant Date”), by and between Henry Schein,

Inc. (the “Company”) and
[Participant Name] (the “Participant”). Additional country-specific terms and conditions that govern the grant made hereunder

are attached hereto on Annex 1,
which terms and conditions are incorporated by reference

herein and made a part of the Agreement.

W

I

T

N

E

S

S

E

T

H:
WHEREAS
, the Company has adopted the Henry Schein, Inc.

2020 Stock Incentive Plan (as amended and restated effective as of May 21, 2020),
as amended from time to time (the “Plan”) (a copy

of which is on file with the Company’s Corporate Human Resources Department and is available for
Participant to review upon request at reasonable intervals

as determined by the Company), which is administered

by a Committee appointed by the Company’s
Board of Directors (the “Committee”);

WHEREAS,

pursuant to Section 9(d) of the Plan, the Committee may

grant Restricted Stock Units to Key Employees under

the Plan;

WHEREAS
, the shares of the Company’s common stock are traded on the Nasdaq Stock

Market under the symbol “HSIC”; and
WHEREAS
, the Participant is a Key Employee of the Company

or a Subsidiary.
NOW,

THEREFORE
, for and in consideration of the mutual promises herein

contained, and for other good and valuable consideration,

the receipt
and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.

Grant

of

Restricted

Stock

Units
.
Subject to the restrictions and other conditions set forth

herein, in the Plan and Annex 1, the Committee has authorized this grant of [Shares
Granted] Restricted Stock Units to the Participant on the Grant

Date.
2.

Vesting

and

Payment
.
(a)

Except as set forth in Sections 2(c) and 2(d), fifty percent (50%)

of the Restricted Stock Units shall vest on the first
anniversary of the Grant Date, and fifty percent (50%)

of the Restricted Stock Units shall vest on the second anniversary of the Grant Date (each, a “Scheduled
Payment Date”); in each case, provided that the Participant

has not had a Termination of Employment at any time prior to the applicable Scheduled Payment
Date.
(b)

Except as set forth in Section 2(c), there shall be no

proportionate or partial vesting in the periods prior to the vesting date
and all vesting shall occur only on the vesting date; provided that no Termination of Employment has occurred prior to such date.
(c)

The Restricted Stock Units shall vest on a pro-rated basis upon the Participant’s Retirement, unless otherwise provided
expressly in a written agreement between the Participant and the Company (or a Subsidiary).

For purposes of this Section 2(c), the Participant shall

qualify for
“Retirement” if (i) the Participant’s age (minimum 55) plus years of service with the Company and its Subsidiaries equal or exceed 70, (ii)

the Participant has
provided written notice of the Participant’s retirement to the Company at least

30 days prior to the date of such retirement, and (iii) no Termination of
Employment has occurred prior to the date of such retirement.

For purposes of determining the age and service requirement

under Section 2(c)(i), the
Participant’s age and years of service shall be determined by the Participant’s most recent birthday and employment anniversary, respectively.

For purposes of
this Section 2(c), vesting on a pro-rated basis shall be calculated as the difference between (x) the product of (A) the number

of Restricted Stock Units set forth
under Section 1 and (B) a fraction, the numerator of which

is the number of days from the Grant Date to the

date of the Participant’s Retirement and the
denominator of which is the number of days from the Grant

Date to the second anniversary of the Grant Date, minus

(y) the number of Restricted Stock Units
that have previously

vested as of the date of the Participant’s Retirement (if any).

(d)
The Restricted Stock Units shall become fully vested

on the earliest of (i) a Termination of Employment by the Company (or
a Subsidiary) without Cause occurring within the 2-year

period following a Change of Control, (ii) the Participant’s Disability and (iii) the Participant’s death;
provided that no Termination of Employment has occurred prior to any such event, unless otherwise provided expressly in a written agreement between the
Participant and the Company (or a Subsidiary).

For purposes of this Agreement, “Cause” shall have

the meaning set forth in Section 7(b) of the Plan, but shall also include any breach by Participant of any agreement

with the Company or any of its Subsidiaries.

For purposes of this Agreement, a “Change of Control”
shall mean a Change of Control as defined in the Plan.

For purposes of this Agreement, “Disability” shall mean

the approval of, and receiving benefits for,
long term disability by the disability insurance carrier under the Company’s (or if applicable, Subsidiary’s) long term disability plan.

(e)

The Participant shall be entitled to receive one share of Common

Stock with respect to one vested Restricted Stock Unit.

The
Participant shall be paid one share of Common Stock with respect to each vested Restricted Stock Unit within thirty (30)

days of the Scheduled Payment Date;
except that, in the event of (i) Retirement, (ii) a Termination of Employment by the Company

(or a Subsidiary) without Cause occurring within the

2-year
period following a Change of Control, (iii) death or (iv)

Disability, the Participant shall be paid within thirty (30) days of such Retirement, Termination of
Employment, death or Disability, subject to Section 18 set forth in Annex 1 to the extent applicable, including with respect to a Participant who

qualifies for
Retirement at any time following the Grant Date.

3.

Forfeiture

and

Recoupment.
(a)

Subject to Section 2 above, all unvested Restricted Stock Units will be forfeited on the Participant’s Termination of
Employment.
(b)

Notwithstanding anything herein or in the Plan to the

contrary, the grant of Restricted Stock Units (including any dividends credited thereupon) provided for under this Agreement is conditioned on the Participant not engaging in any Competitive Activity

(as defined below) from the
date that is twelve (12) months prior to the applicable settlement date set forth in Section 2(a) or Section 2(e) above, as

applicable (such applicable settlement
date, the “Payment Date”) through the first anniversary

of such Payment Date. If, on or after the date that is

twelve (12) months prior to the Payment Date but
prior to the Payment Date, the Participant engages in

a Competitive Activity, the Committee shall have the right, in its sole discretion, to cause the immediate

Form 3
3/21

forfeiture of all of the Restricted Stock Units (including any dividends credited thereupon) (whether or not vested) shall

be immediately forfeited in their
entirety, in which case the Participant shall have no further rights or interests with respect to such Restricted Stock Units (including any such

dividends).

In the
event that the Participant engages in a Competitive Activity on or after the Payment Date but on or prior to the first anniversary of such Payment Date, the
Company shall have the right to recoup from the Participant,

and the Participant shall repay to the Company, within thirty (30) days following demand by the
Company, a payment equal to the Fair Market Value of the aggregate shares of Common Stock payable in respect of such Restricted

Stock Units (including
any dividends credited thereupon) on the Payment Date (including any dividends or other distributions thereafter paid thereon);

provided, that, the Company
may require the Participant to satisfy such payment obligations hereunder either by forfeiting and returning to the Company such shares of Common Stock,
Restricted Stock Units, dividends or any other Shares,

or making a cash payment or any combination of these methods,

as determined by the Company in its
sole discretion.

The Company and its Subsidiaries, in their sole

discretion, shall have the right to set off (or cause to be set off) any amounts otherwise due to
the Participant from the Company (or the applicable Subsidiary)

in satisfaction of such repayment obligation, provided

that any such amounts are exempt from,
or set off in a manner intended to comply with, the requirements of any applicable law (including, without limitation, Section

409A of the Code).
(c)

The Participant hereby acknowledges and agrees that the forfeiture and recoupment conditions set forth in this Section

3, in
view of the nature of the business in which the Company

and its affiliates are engaged, are reasonable in scope and necessary in order to protect the legitimate
business interests of the Company and its affiliates, and that any violation thereof would result in irreparable harm to the Company and

its affiliates. The
Participant also acknowledges and agrees that (i) it is a material inducement and condition to the Company’s issuance of the Restricted Stock Units

(including
any dividends credited thereupon) that such Participant agrees to be bound by such forfeiture and recoupment conditions and, further, that the amounts required
to be forfeited or repaid to the Company pursuant to forfeiture and recoupment conditions set forth above are reasonable,

and (ii) nothing in this Agreement or
the Plan is intended to preclude the Company (or any

affiliate thereof) from seeking any remedies available at law, in equity, under contract to the Company or otherwise, and the Company (or any affiliate thereof) shall have the right to seek any such remedy with respect

to the Restricted Stock Units, any dividends
credited thereupon, or otherwise.
(d)

For purposes of this Agreement, the Participant will be deemed to engage in a “Competitive Activity” if, either directly

or
indirectly, without the express prior written consent of the Company, the Participant (i) takes other employment with, renders services to, or otherwise engages
in any business activities with, companies or other entities that are competitors of the Company or any of its affiliates, (ii) solicits or induces, or in any manner
attempts to solicit or induce, any person employed by or otherwise providing services to the Company or any of its

affiliates, to terminate such person’s
employment or service relationship, as the case may be, with the Company or any of its affiliates, (iii) diverts, or

attempts to divert, any person or entity from
doing business with the Company or any of its affiliates or induces,

or attempts to induce, any such person or entity from

ceasing to be a customer or other
business partner of the Company or any of its affiliates, (iv) violates any agreement between the Participant and the Company or any of its affiliates relating to
the non-disclosure of proprietary or confidential information of the Company or any of its affiliates, and/or (v) conducts himself or herself in a manner
adversely affecting the Company or any of its affiliates, including, without limitation,

making false, misleading or negative statements, either

orally or in
writing, about the Company or any of its affiliates. The determination as to whether the Participant has engaged in a Competitive Activity shall be made by the
Committee in its sole discretion.
(e)
This Section 3(e) applies solely with respect to Participants who are members of the Company’s Executive Management
Committee.

Notwithstanding anything herein to the contrary, Participant agrees and acknowledges that the Restricted Stock Units awarded under this
Agreement and the underlying shares shall be subject to the terms and conditions of the Company’s Incentive Compensation Recoupment Policy

approved by
the Board.

Notwithstanding the foregoing, Participant agrees that

incentive compensation, as defined under of the Dodd-Frank Wall Street Reform and
Consumer Protection Act of 2010 and such regulations as

are promulgated thereunder from time to time (“Dodd-Frank”),

payable to Participant under this
Agreement shall be subject to any clawback policy adopted

or implemented by the Company in respect of Dodd-Frank,

or in respect of any other applicable
law or regulation.
4.

Dividend

Equivalents.

Cash dividends on Shares shall be credited to a

dividend book entry account on behalf of the Participant with respect to
each Restricted Stock Unit granted to a Participant, provided that such cash dividends shall not be deemed to be reinvested in Shares and will be held
uninvested and without interest and paid in cash if and when the

Restricted Stock Unit vests.

Stock dividends on Shares shall be credited to a dividend

book
entry account on behalf of the Participant with respect to each

Restricted Stock Unit granted to a Participant, provided

that the Participant shall not be entitled
to such dividend unless and until the Restricted Stock Unit vests.
5.

Rights

as

a

Stockholder
.

The Participant shall have no rights as a stockholder with

respect to any shares covered by any Restricted Stock

Unit
unless and until the Participant has become the holder

of record of the shares, and no adjustments shall be made

for dividends in cash or other property,
distributions or other rights in respect of any such shares,

except as otherwise specifically provided for in

this Agreement or the Plan.
6.

Withholding
.

Participant shall pay, or make arrangements to pay, in a manner satisfactory to the Company, an amount equal to the amount of all applicable foreign, federal, state, provincial and local taxes that the Company is required to withhold at any time.

In the absence of such arrangements, the
Company or one of its Subsidiaries shall have the right to withhold such taxes from the Participant’s normal pay or other amounts payable to the Participant.

In addition, any statutorily required withholding obligation may be satisfied, in whole or in part, at the Participant’s election, in the form and manner
prescribed by the Committee, by delivery of shares of Common

Stock (including shares issuable under this Agreement).
7.
Provisions

of

Plan

Control
.

This Agreement is subject to all the terms, conditions

and provisions of the Plan, including, without limitation,

the
amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be

adopted by the Committee and as may be in
effect from time to time.

The Plan is incorporated herein by reference.

Capitalized terms in this Agreement that are not otherwise

defined shall have the same
meaning as set forth in the Plan.

Subject to Section 3, if and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions

and
provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

This Agreement contains the entire
understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the

Company and the Participant with
respect to the subject matter hereof.

8.

Amendment.

To the extent applicable, the Board or the Committee may at any time and from time to time amend, in whole or in part, any or all of
the provisions of this Agreement to comply with any applicable laws and stock exchange rules and regulations (including,

without limitation, Section 409A of
the Code and the regulations thereunder) and may also amend,

suspend or terminate this Agreement subject to the

terms of the Plan.

Except as otherwise
provided in the Plan, no modification or waiver of any of

the provisions of this Agreement shall be effective unless in writing and signed by the party against
whom it is sought to be enforced.

9.

Notices.

Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person,
or by regular United States mail or similar foreign mail

or post, first class and prepaid, to the appropriate party

at the address set forth below (or such other
address as the party shall from time to time specify):

If to the Company, to:

Form 3
3/21

Henry Schein, Inc.
135 Duryea Road
Melville, New York

11747
Attention:

General Counsel
If to the Participant, to the address on file with the Company.
10.
No

Obligation

to

Continue

Employment

or

Services
.

This Agreement is not an agreement of employment,

consultancy or directorship.

This
Agreement does not guarantee that the Company or its Subsidiaries will employ or retain, or continue to employ or retain,

the Participant during the entire, or
any portion of the, term of this Agreement, including

but not limited to any period during which any Restricted Stock

Unit is outstanding, nor does it modify in
any respect the Company or its Subsidiaries’ right to terminate or modify the Participant’s employment, service relationship or compensation.

11.     Legend
.

The Company may at any time place legends referencing any

applicable federal, state or foreign securities law restrictions on all certificates representing Shares issued pursuant to this Agreement.

The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant

to this Agreement in the possession of the Participant

in order to carry out the provisions of this
Section.
12.
Securities

Representations
.

The grant of the Restricted Stock Units and issuance of Shares upon vesting of the Restricted Stock Units shall be
subject to, and in compliance with, all applicable requirements of federal, state or foreign securities law.

No Shares may be

issued hereunder if the issuance of
such Shares would constitute a violation of any applicable federal,

state or foreign securities laws or other law or regulations or the requirements of any stock
exchange or market system upon which the Shares may

then be listed.

As a condition to the settlement of the Restricted Stock

Units, the Company may
require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation.

The Shares are being issued to the Participant and this Agreement is being made by the Company in reliance upon the following

express
representations and warranties of the Participant.

The Participant acknowledges, represents and warrants

that:
(a)

He or she has been advised that he or she may be an “affiliate” within the meaning of Rule 144 under the Securities Act

of
1933, as amended (the “Act”) and in this connection the Company is relying in part on his or her representations set forth in this section.
(b)
If he or she is deemed an affiliate within the meaning of Rule

144 of the Act, the Shares must be held indefinitely

unless an
exemption from any applicable resale restrictions is available or the Company files an additional registration statement

(or a “re-offer prospectus”) with regard
to such Shares and the Company is under no obligation to register the Shares (or to file a “re-offer prospectus”).
(c)
If he or she is deemed an affiliate within the meaning of Rule

144 of the Act, he or she understands that the exemption from registration under Rule 144 will not be available unless (i)

a public trading market then exists for the Common Stock

of the Company, (ii) adequate information
concerning the Company is then available to the public, and

(iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with; and
that any sale of the Shares may be made only in limited

amounts in accordance with such terms and conditions.
13.
Transfer

of

Personal

Data.

The Participant authorizes, agrees and unambiguously

consents to the transmission and processing by the Company
(or any Subsidiary) of any personal data information related to Restricted Stock Units awarded under this Agreement,

for legitimate business purposes
(including, without limitation, the administration of the Plan)

out of the Participant’s home country and including to countries with less data protection laws
than the data protection laws provided by the Participant’s home country.

This authorization/consent is freely given by the Participant.
14.
Delivery

Delay.

The delivery of any certificate representing the Common

Stock may be postponed by the Company for such period as

may be
required for it to comply with any applicable foreign,

federal, state or provincial securities law, or any national securities exchange listing requirements and the
Company is not obligated to issue or deliver any securities

if, in the opinion of counsel for the Company, the issuance of such Shares shall constitute

a
violation by the Participant or the Company of any provisions of any applicable foreign, federal, state or provincial law

or of any regulations of any
governmental authority or any national securities exchange.

The Participant acknowledges and understands that

the Company intends to meet its delivery
obligations in Common Stock with respect to Restricted Stock

Units, except as may be prohibited by law or described

in this Agreement, the Plan or
supplementary materials.
15.     Miscellaneous.
This Agreement shall inure to the benefit of and be binding

upon the parties hereto and their respective heirs, legal representatives,

successors and
assigns.
(a)

This Agreement shall be governed and construed in accordance with the laws of New York (regardless of the law that might
otherwise govern under applicable New York principles of conflict of laws).
(b)

This Agreement may be executed in one or more counterparts,

all of which taken together shall constitute one contract.
(c)

The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall
not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of

any provision of this Agreement shall
not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself,

or a waiver of any right under this
Agreement.
(d)

This Agreement and the Plan do not create a joint venture

or partnership between the Company and any Subsidiary.

(e)

Notwithstanding any provisions in this Agreement, this

grant of Restricted Stock Units shall be subject to any additional country-specific terms and conditions set forth in Annex 1 to the Agreement for the Participant’s country to the extent applicable. Moreover, if Participant relocates to one of the countries included in Annex 1, the additional country-specific terms and conditions for such country, if any, will apply to Participant to the extent that the Company determines that the application

of such terms and conditions is necessary or advisable for legal or administrative reasons.
16.
ACQUIRED

RIGHTS
.

THE PARTICIPANT

ACKNOWLEDGES AND AGREES THAT: (A) THE COMPANY MAY

TERMINATE OR
AMEND THE PLAN AT ANY TIME; (B) THE AWARD

OF RESTRICTED STOCK UNITS MADE UNDER THIS

AGREEMENT IS COMPLETELY
INDEPENDENT OF ANY OTHER AWARD OR GRANT AND IS MADE AT THE SOLE DISCRETION OF THE COMPANY;

AND (C) NO PAST
GRANTS OR AWARDS

(INCLUDING, WITHOUT LIMITATION, THE RESTRICTED STOCK UNITS AWARDED

HEREUNDER) GIVE THE
PARTICIPANT

ANY RIGHT TO ANY GRANTS OR AWARDS IN THE FUTURE WHATSOEVER.

Form 3
3/21

IN

WITNESS

WHEREOF
, the parties hereto have executed this Agreement as of

the day and year first set forth above.
HENRY

SCHEIN,

INC.

___________________________
Michael S. Ettinger
Senior Vice President, Corporate & Legal Affairs and Chief of Staff

PARTICIPANT

[Electronic Signature]

[Participant Name]
[Acceptance Date]
ANNEX

1
Additional

Country

Specific

Terms

and

Conditions

for

the

Restricted

Stock

Unit

Agreement

This Annex 1 includes additional terms and conditions that govern the Restricted Stock Units granted to the Participant

under the Plan if the
Participant works or resides in, or is otherwise subject to

the taxes imposed by, one of the countries listed below. This Annex 1 also includes other information that may impact the Participant’s participation in the Plan. Certain capitalized terms used but not defined in this Annex 1 have the meanings set forth in the
Plan and/or the Agreement. This Annex 1 forms part

of the Agreement and should be read in conjunction with

the Agreement and the Plan.

The Participant agrees to sign any additional agreements

or undertakings that may be necessary or advisable in order

to comply with applicable law
or facilitate the administration of the Plan. Furthermore,

the Participant acknowledges that the applicable law of the

country in which the Participant is subject
to taxes or is residing or working at the time of grant or

vesting of the Restricted Stock Units or the sale

of shares of Common Stock received pursuant to the
Restricted Stock Units (including any rules or regulations

governing securities, foreign exchange, tax, labor, employment, or other matters)

may restrict or
prevent the issuance of shares of Common Stock or subject the Participant to additional terms and conditions or procedural or regulatory requirements that the
Participant is or will be solely responsible for and must

fulfill. Such requirements may be outlined in but are

not limited to items listed below in this Annex 1.

If the Participant is a citizen or resident of a country other than the country in which he or she is subject to

taxes or is residing and/or working, or if
the Participant transfers employment or residency after the Restricted

Stock Units are granted to him or her, the information contained in this Annex

1 may not
be applicable to the Participant. Tax laws are often complex and outcomes can vary depending on individual circumstances. Accordingly, the Participant is advised to seek appropriate professional advice as to

how tax and other relevant laws in the applicable country may apply to his or her situation.

UNITED STATES

The second to last sentence of Section 2(d) of Agreement

is hereby deleted in its entirety and replaced with the following:
“For the purposes of this Agreement, a “Change of Control”

shall mean the occurrence of a Section 409A Change

of Control (as defined in Section
17).”

As of the Grant Date, if the Participant either (i) qualifies for Retirement (as defined in Section 2(c) of the Agreement)

or (ii) may become eligible to qualify
for Retirement prior to the Scheduled Payment Date, Section

4 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Dividend Equivalents.

Cash dividends on Shares shall be credited to a

dividend book entry account on behalf of the Participant with respect to
each Restricted Stock Unit granted to the Participant, provided that such cash dividends shall not be deemed to be reinvested in Shares and will be held
uninvested and without interest.

The Participant’s right to receive any such cash dividends shall vest if and when the related Restricted Stock Unit vests, and
such cash dividends shall be paid in cash to the Participant if and when the related Restricted Stock Unit is paid to the

Participant.

Stock dividends on Shares
shall be credited to a dividend book entry account on behalf of the Participant with respect to each Restricted Stock Unit granted to the Participant.

The
Participant’s right to receive any such stock dividends shall vest if and when the related Restricted Stock Unit vests, and such stock dividends shall be paid in
stock to the Participant if and when the related Restricted Stock

Unit is paid to the Participant.”

The following shall be added to the Agreement as a new Section

17:

“Change of Control Defined.

For purposes of this Agreement, a “Section 409A

Change of Control” shall be deemed to have occurred upon:

(i) an acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of (A)

50% or more of the
then outstanding Shares or (B) 33% or more of the total combined voting power of the then outstanding voting securities of HSI entitled to vote
generally in the election of directors (the “Outstanding HSI

Voting

Securities”); excluding, however, the following: (w) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself
acquired directly from the Company, (x) any acquisition by the Company, (y) any acquisition by an employee benefit plan (or related trust)
sponsored or maintained by the Company or (z) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a “Corporate Transaction”), if, pursuant to such Corporate Transaction, the conditions described in clauses (A),
(B) and (C) of paragraph (iii) below are satisfied; or

(ii) within any 12-month period beginning on or after the date of the Agreement, the individuals who constitute the Board immediately before the
beginning of such period (the Board as of the date hereof shall be hereinafter referred to as the “Incumbent Board”)

cease for any reason to

Form 3
3/21

constitute at least a majority of the Board; provided that for purposes of this Subsection any individual who becomes a

member of the Board
subsequent to the date hereof whose election, or nomination

for election by HSI’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who are

also members of the Incumbent Board (or deemed to

be such pursuant to this proviso)
shall be considered as though such individual were a member

of the Incumbent Board; but, provided further, that any such individual whose initial
assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall
not be so considered as a member of the Incumbent Board;

or

(iii) the consummation of a Corporate Transaction or, if consummation of such Corporate Transaction is subject to the consent of any government
or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation);

excluding, however, such a Corporate
Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Shares and Outstanding HSI Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or
indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction
and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors,

in
substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Shares and Outstanding
HSI Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or the corporation resulting from such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 33% or more of the outstanding Shares or Outstanding HSI

Voting

Securities, as the case may be, will beneficially own,
directly or indirectly, 33% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate
Transaction or the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of
directors and (C) individuals who were members of the Incumbent

Board will constitute at least a majority of the members

of the board of directors
of the corporation resulting from such Corporate Transaction; or

(iv) the sale or other disposition of all or substantially all of the assets of the Company; excluding, however, such sale or other disposition to a
corporation with respect to which, following such sale or

other disposition, (x) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined

voting power of the then outstanding voting securities

of such corporation entitled to vote
generally in the election of directors will be then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding

Common Stock and Outstanding HSI Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or

other disposition, of the
outstanding Common Stock and Outstanding HSI Voting Securities, as the case may be, (y) no Person (other than the Company and any employee
benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other
disposition, directly or indirectly, 33% or more of the outstanding Common Stock or Outstanding

HSI Voting Securities, as the case may be) will
beneficially own, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of such corporation and the
combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z)
individuals who were members of the Incumbent Board will

constitute at least a majority of the members of the board

of directors of such
corporation.

(v) No event set forth herein shall constitute a “Section

409A Change of Control” unless such event also qualifies

as a “change in control event” for
purposes of Treasury Regulation § 1.409A-3(i)(5).

Accordingly, the definition of “Section 409A Change of Control” set forth herein shall be
limited, construed and interpreted in accordance with Section

409A and the regulations issued thereunder.”

The following shall be added to the Agreement as a new Section

18:

“Section 409A.

This Agreement is subject to Section 16(i) of the

Plan, and any provisions in this Agreement providing

for the payment of
“nonqualified deferred compensation” (as defined in Section

409A of the Code and the Treasury regulations thereunder) to the Participant are intended to
comply with, or be exempt from, the requirements of Section

409A of the Code, and this Agreement shall be interpreted in accordance therewith.

Neither
party individually or in combination may accelerate or defer the timing of the payment of any such nonqualified deferred

compensation, except in compliance
with Section 409A of the Code and this Agreement, and no amount shall be paid prior to the earliest date on which

it is permitted to be paid under Section
409A of the Code and this Agreement.

In no event whatsoever shall the Company be liable

for any additional tax, interest or penalty that may be imposed on
the Participant as a result of Section 409A of the Code or

any damages for failing to comply with Section 409A

of the Code.

A Termination of Employment or
Retirement shall not be deemed to have occurred for

purposes of any provision of this Agreement providing for

the payment of any amounts or benefits subject
to Section 409A of the Code upon or following a Termination of Employment or Retirement,

as applicable, unless such Termination of Employment or
Retirement, as applicable, is also a “separation from service”

within the meaning of Section 409A of the Code and, for

purposes of any such provision of this
Agreement, references to a “termination,” “termination of employment”

or like terms shall mean “separation from service.” If

the Participant is a “specified
employee,” upon his or her “separation from service” (as defined under Section 409A of the Code under such definitions

and procedures as established by the
Company in accordance with Section 409A of the Code), any

portion of a payment, settlement, or other distribution made upon such a “separation from
service” that would cause the acceleration of, or an addition to, any taxes pursuant to Section 409A of the Code will

not commence or be paid until a date that
is six (6) months and one (1) day following the applicable

“separation from service.” Any payments, settlements,

or other distributions that are delayed
pursuant to this Section 18 following the applicable “separation from service” shall be accumulated and paid to the Participant in a lump sum without interest
on the first business day immediately following the required delay period.

Any amounts payable hereunder that satisfy the short-term deferral exception in
Treas. Reg. §1.409A-1(b)(4) shall not be subject to Section 409A of the Code.

Whenever a payment under this Agreement may be

paid within a specified
period, the actual date of payment within the specified period shall be within the Company’s sole discretion.”